U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(c) of the
                         Securities Exchange Act of 1934


                                 April 18, 2000
                Date of Report (Date of earliest event reported)


                     PELICAN PROPERTIES,INTERNATIONAL, CORP.
                 (Name of Small Business Issuer in its Charter)

                          Commission File No. 0-023075

            Florida                                    65-0616879
(State or other Jurisdiction of           (IRS Employer Identification No.)
Incorporation or Organization)

             2 Fenwick Road, Suite 100, Fort Monroe, Virginia 23651 (Address of Principal Executive Offices, including Zip Code)


                                 (757) 224-5234
                           (Issuer's Telephone Number)

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ITEM 5. Other Events

(a) The Company has been unable to file by the required date due to the Company's auditors continuing to complete the 1999 year-end audit. The Company is endeavoring to accomplish the filing this month.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                   Pelican Properties International, Inc.

Dated:  April 18, 2000             By: /s/ C. John Knorr
                                   --------------------------------
                                       C. John Knorr, Jr. President